UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23016

(Investment Company Act file number)

Resource Credit Income Fund

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 14th Floor

New York, NY 10022

 (Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center, 1209 Orange Street

Wilmington, DE 19801

 (Name and address of agent for service)

Copy to:

JoAnn M. Strasser Thompson Hine LLP 41 South High Street, 17th Floor Columbus, OH 43215 (614) 469-3265	Lawrence S. Block Resource Credit Income Fund 717 Fifth Avenue, 14th Floor New York, NY 10022 (212) 705-5090

Registrant’s telephone number, including area code: (212) 506-3899

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019 - March 31, 2020

Item 1.  Reports to Stockholders.

RESOURCE

CREDIT INCOME FUND

SEMI-ANNUAL REPORT

MARCH 31, 2020

TABLE OF CONTENTS

Shareholder Letter	1
Portfolio Update	4
Portfolio of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights
Class A	14
Class C	16
Class W	18
Class I	20
Class L	22
Notes to Consolidated Financial Statements	23
Additional Information	31
Privacy Notice	33

Beginning in 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by calling the Fund at 855-747-9559, or submitting a signed letter of instruction requesting paperless reports to PO Box 219169, Kansas City, MO 64121. If you own shares through a financial intermediary, you may contact your financial intermediary to request your shareholder reports electronically.

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling the Fund at 855-747-9559, or by submitting a signed letter of instruction requesting paper reports to PO Box 219169, Kansas City, MO 64121. If you own shares through a financial intermediary, contact the financial intermediary to request paper copies. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Resource Credit Income Fund	Shareholder Letter

March 31, 2020 (Unaudited)

Dear Shareholders:

During this difficult time, we hope that you and your family are safe and healthy.

Looking ahead, we wanted to provide an update on the Resource Credit Income Fund’s (the “Fund”) six month period ended March 31, 2020 (the “semi-annual period”) – a period of “highs” and “lows.”

The Fund’s strong fourth quarter returns helped drive a robust 2019. Contributing to the Fund’s gains, bonds of food manufacturer Hearthside Foods jumped nearly 25 points in December after management provided sturdy earnings guidance (3.6% of the portfolio as of 3/31/2020). Additionally, the Fund’s bond position in Vertiv Holdings (a company that manufactures equipment supporting data centers) leapt over 9% in the month of December as the company announced its acquisition by a publicly traded fund (2.6% of the portfolio on 2/28/2020, the day the securities were called).

The heady days of the fourth quarter feel like a lifetime ago amid the social, economic and market disruption the world has suffered in 2020. While we are admittedly disappointed by the price declines, the Fund has performed in-line with our expectations given the market tumult.

The violent market sell-off has triggered record outflows from every corner of the market in recent weeks. Prompted by their fleeing investors, most fixed income funds have been forced to sell bonds and loans into what we believe is a temporary market drawdown.

The Fund has not been forced to sell any assets during the COVID-induced panic. Additionally, since mid to late March 2020 the Fund has used its borrowing capacity to purchase assets at discounts that would have seemed unfathomable just a few months ago.

Tilting back to return expectations, the limit on the Fund’s quarterly redemptions helped minimize forced selling. The Fund’s performance after previous periods of market stress gives us faith in our ability to meet that goal. The Fund generated a nearly 30% return after accumulating bonds and loans during the Oil & Gas credit collapse in late 2015 and early 2016; that was the last time credit spreads reached current levels. Similarly, the Fund purchased assets at discounts during the sudden market downturn in 4Q2018 to produce a mid-teens returns for investors in 2019.

As the following data underscores, U.S. High Yield spreads of 800bps—roughly the current market price—have historically delivered generous gains for investors:

“...on a two-year horizon, an investor has never lost money (in 44 examples) buying high yield bonds when spreads have crossed 800 basis points, with median annualized returns of 24% and 19% over the next 12 and 24 months, respectively.”

-           JP Morgan Asset Management, Weekly Bond Bulletin, March 19, 2020

Further, we note that the equity market has re-priced rapidly since its troughs in late March. Credit provides investors a compelling risk-reward relative to current “priced-to-perfection” stocks, in our view.

Fund Performance

During the six months ended March 31, 2020, the Fund underperformed the relevant benchmarks, posting a loss of -16.25% (Class A). For reference, the S&P/LSTA Leveraged Loan Index1, ICE of BAML US High Yield Index2 and Barclays U.S. Aggregate Total Return Value Index3 posted total returns of -11.54%, -10.86% and -9.92%, respectively.

Investors sometimes become myopically focused on short-term performance during a market decline. Nevertheless, as the following chart highlights, the Fund has notably outpaced certain indices over its more than five-year history:

Historical Performance, Resource Credit Income Fund

As of 3/31/2020	Annualized Since Inception (4/17/15)
Resource Credit Income Fund - Class A	2.60%
S&P/LSTA Leveraged Loan Index[1]	1.02%
ICE of BAML US High Yield Index[2]	2.47%
Barclays U.S. Aggregate Total Return Value Index[3]	3.29%

Sources: Resource Alternative Advisor, LLC; Bloomberg

Semi-Annual Report | March 31, 2020	1

Resource Credit Income Fund	Shareholder Letter

March 31, 2020 (Unaudited)

BDCs declined nearly 40% in the month of March alone, notably under-performing the S&P during that month.4 Although the Fund’s BDC portfolio performance (-43.67% during 1Q2020) outpaced the S&P 500 BDC Index (-44.8% during 1Q2020).5

In our opinion, this exaggerated selling has stemmed, in large measure, from technical selling pressure and is not reflective of fundamentals.

Levered, passive vehicles like unit investment trusts and exchange traded notes (ETNs) have become popular means for investors to own BDCs. These short-term vehicles liquidate at the end of their investment period, which has subjected BDCs to systematic selling during “normal” market conditions. However, these vehicles can also become forced sellers in declining markets, as evidenced in recent weeks.

On March 17, 2020, UBS announced the mandatory redemption of a range of ETNs due to “acceleration upon minimum indicative value” (i.e., ETNs trading below $5.00). Liquidating vehicles included the following:6

●	BDCL: 2xLeveraged Long ETRACS Linked to the Wells Fargo BDC Index
●	LBDC: 2xLeveraged Long ETRACS Wells Fargo BDC Index ETN Series B
●	DVHL: ETRACS Monthly Pay 2xLeveraged Diversified High Income ETN
●	HDLV: ETRACS Monthly Pay 2xLeveraged U.S. High Dividend Low Volatility ETN (ARCC only)
●	SMHD: ETRACS Monthly Pay 2xLeveraged Small Cap High Dividend ETN

These forced sales have contributed to today’s rare investment opportunity. We believe that BDC share prices are dramatically disconnected from underlying value.

The Fund’s allocation to CLO debt also proved a performance drag in 1Q20. Investors may recall that CLOs had comprised as much as 20% of the Fund two years ago. We made the strategic decision to significantly reduce the Fund’s CLO exposure given concerns about this asset class during the next downturn. Thankfully we managed to reduce the Fund’s CLO exposure to just 2.5% of assets as of March 31, 2020.

Beyond BDCs, the Fund’s investment in bonds of CEC Entertainment (or Chuck E. Cheese) (“CEC”), one of the Fund’s larger positions, provided another notable drag on performance in 1Q20, declining approximately 54% during the quarter. CEC has a smaller capital structure with only roughly $215mn of bonds. These smaller bond structures often fail to attract attention from huge firms and their huge funds. These “below the radar” investments have helped generate outsized returns for the Fund over the years.

First-hand research revealed that CEC’s new “All You Can Play” model had been transformational for the business. Unlimited video game play had been driving increased traffic and repeat customer business to CEC. CEC’s transformation came to a sudden halt in March 2020 with the COVID-19 lockdown. We strongly believe, however, that: in time, families will celebrate their children’s birthdays with parties, not video calls; kids still love playing video games and winning prizes; and families still love pizza. We are actively working with other bondholders to help the company navigate the lockdown. I am hopeful that we will discuss the CEC’s rebound in future letters.

Positioning

As of March 31, 2020, the Fund went into the downturn with roughly 10% of its portfolio invested in public BDCs. However, in April, the Fund had increased its current exposure to public BDCs to nearly 15% of AUM.

As of March 31, 2020, the Fund employs leverage of approximately 6%. Utilizing debt has enabled the Fund to meet redemptions without sacrificing collateral, and to purchase securities at significant discounts. We have been judicious in the Fund’s use of debt, though mindful that the economy remains in unknown territory. Maintaining significant excess debt capacity helps protect our shareholders against a sustained period of economic contraction.

Broadly, we remain extremely bullish on U.S. credit. Even with U.S. Treasury yields plummeting to new lows, U.S. yields remain attractive relative to the rest of the globe.

The rapid re-inflation of the U.S. equity markets contributes to our view of credit. Approximately 26 million Americans have filed unemployment claims during mid-March to mid-April. Nevertheless, with the recent rally, the S&P is only down approximately 20% year-to-date as of March 31, 2020. In our view, the equity markets have priced-in significant “hope.” In a continued unsettled backdrop, we continue to view credit as offering a significantly more compelling risk/reward versus a stimulus inflated equity market.

Finally, we would highlight that the Fund has paid the equivalent of a 7.0% dividend (on a $10 NAV) for nearly five years; these income returns are even higher when factoring in special dividends; as of March 31, 2020, the Fund, Class A currently yields 7.95%.

2	www.resourcealts.com

Resource Credit Income Fund	Shareholder Letter

March 31, 2020 (Unaudited)

Global central banks are currently flooding credit markets with liquidity in hopes of muting the economic pain of COVID-19. The global synchronization of monetary policy has been unprecedented since World War II.

A consequence of such global quantitative easing is likely to be the continued decline of global yields to near un-investable levels. Because of this, traditional fixed income ETFs and mutual funds will struggle to provide the yields investors require to meet their investment needs. The Fund will continue to leverage its structure and strategy to help investors overcome what we view as a prolonged structural investment challenge.

Today, we are focused on strategic long-term objectives. Thank you for your continued support.

Regards,

Michael Terwilliger, CFA
Portfolio Manager
Resource Credit Income Fund

[1]

S&P/LSTA Leveraged Loan Total Return Index - The S&P/LSTA Leveraged Loan Index (the Index) is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

[2]

ICE BofAML US High Yield Index - The BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Investors cannot invest directly in an index.

[3]

Barclays U.S. Aggregate Total Return Value Index - The Barclays U.S. Aggregate Total Return Value Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). Investors cannot invest directly in an index.

[4]	“BDC ETN Redemptions,” Raymond James 3/19/2020

[5]	StatPro Revolution internal reporting software

[6]	See FN4 above

BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value.

The use of leverage, such as borrowing money to purchase securities, will cause the Fund to incur additional expenses and significantly magnify the Fund’s losses in the event of underperformance of the Fund’s) underlying investments.

Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers, regardless of how the Fund performs. The Fund’s distributions policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, resulting in less of a shareholder’s assets being invested in the Fund, and, over time, increase the Fund’s expense ratio.

Semi-Annual Report | March 31, 2020	3

Resource Credit Income Fund	Portfolio Update

March 31, 2020 (Unaudited)

The Fund’s performance figures for the periods ended March 31, 2020, compared to its benchmark:

Resource Credit Income Fund	1 Month	Quarter	6 Month	YTD	1 Year	3 Year	Since Inception*	Inception
Class A Shares – Without Load	-17.83%	-18.59%	-16.25%	-18.59%	-14.01%	-1.63%	2.60%	4/17/2015
Class A Shares – With Load	-22.53%	-23.28%	-21.07%	-23.28%	-18.94%	-3.56%	1.21%	4/17/2015
Class C Shares – Without Load	-17.88%	-18.71%	-16.53%	-18.71%	-14.62%	-2.38%	2.21%	4/17/2015
Class C Shares – With Load(a)	-19.88%	-20.74%	-18.60%	-20.74%	-16.71%	-2.87%	1.90%	4/17/2015
Class W Shares – Without Load	-17.83%	-18.52%	-16.17%	-18.52%	-13.93%	-1.60%	2.52%	4/17/2015
Class I Shares – Without Load	-17.82%	-18.50%	-16.10%	-18.50%	-13.75%	-1.39%	2.83%	4/17/2015
Class L Shares – Without Load	-17.81%	-18.57%	-16.28%	-18.57%	-14.15%	–	-2.82%	7/28/2017
Class L Shares – With Load	-21.27%	-22.03%	-19.85%	-22.03%	-17.79%	–	-4.40%	7/28/2017
S&P/LSTA Leverage Loan Index	-12.37%	-13.05%	-11.54%	-13.05%	-9.16%	-0.78%	1.02%	4/17/2015

*	Annualized total return
(a)	Effective as of December 23, 2016, Class C shares no longer have a sales charge.

The S&P/LSTA Leveraged Loan Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors cannot invest directly in an index.

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. As of the Fund’s most recent prospectus dated January 15, 2020, the Fund’s total annual operating expenses, including acquired fund fees and expenses, before fee waivers is 5.08% for Class A, 5.84% for Class C, 5.08% for Class W, 4.83% for Class I and 5.35% for Class L shares. After fee waivers, the Fund’s total annual operating expense is 4.96% for Class A, 5.71% for Class C, 4.96% for Class W, 4.71% for Class I and 5.21% for Class L shares. Class A shares are subject to maximum sales loads of 5.75% imposed on purchases. Class L shares are subject to a maximum sales load of 4.25% imposed on purchases. Share repurchases within 365 days may be subject to an early withdrawal charge of 0.50% for Class A and 1.00% for Class C shares. For performance information current to the most recent month-end, please call toll-free 1-855-747-9559.

4	www.resourcealts.com

Resource Credit Income Fund	Portfolio Update

March 31, 2020 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment

*	Commencement of operations for Class A Shares.

Portfolio Composition as of March 31, 2020

Asset Type	Percent of Net Assets
Bank Loans	30.90%
Bonds and Notes	29.07%
Private Investment Funds	25.86%
Common Equity	12.25%
Preferred Stocks	5.40%
Short Term Investment	4.67%
Total Investments	108.15%
Securities Sold Short	-0.92%
Other Liabilities in Excess of Other Assets	-7.23%
Net Assets	100.00%

Please see the Portfolio of Investments for a detailed listing of the Fund’s holdings.

Semi-Annual Report | March 31, 2020	5

Resource Credit Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

	Interest Rate	Maturity	Principal	Value
BANK LOANS (30.90%)(a)
8th Avenue Food & Provisions, Inc., Second Lien Term Loan	1M US L + 7.75%	10/01/2026	$2,500,000	$2,200,000
Advantage Sales & Marketing, Inc., Second Lien Term Loan	1M US L + 6.50%, 1.00% Floor	07/25/2022	2,425,000	1,767,219
Alphabet Holding Co., Inc., Second Lien Initial Term Loan(b)	1M US L + 7.75%	09/26/2025	5,000,000	3,715,000
Apro LLC, First Lien B Term Loan	1M US L + 4.00%, 1.00% Floor	11/14/2026	2,327,500	1,990,012
Apro LLC, First Lien Delayed Draw Term Loan(c)	L + 4.00%	11/14/2026	666,667	570,000
Asurion LLC, First Lien New B-7 Term Loan	1M US L + 3.00%	11/03/2024	1,969,925	1,900,977
Asurion LLC, Second Lien Replacement B-2 Term Loan(b)	1M US L + 6.50%	08/04/2025	5,000,000	4,634,375
Ball Metalpack Finco LLC, Second Lien Initial Term Loan(b)	3M US L + 8.75%, 1.00% Floor	07/31/2026	5,000,000	3,512,500
Bass Pro Group LLC, First Lien Initial Term Loan	3M US L + 5.00%, 0.75% Floor	09/25/2024	2,977,099	2,515,649
BBB Industries US Holdings, Inc., Second Lien Term Loan	3M US L + 8.50%	06/29/2026	5,000,000	3,416,675
Coinamatic Canada, Inc., Second Lien Initial Canadian Term Loan	1M US L + 7.00%, 1.00% Floor	05/12/2023	196,756	156,421
CRCI Longhorn Holdings, Inc., First Lien Closing Date Term Loan	1M US L + 3.50%	08/08/2025	985,000	824,937
EagleView Technology Corp., First Lien Term Loan	3M US L + 3.50%	08/14/2025	4,959,887	4,215,904
EagleView Technology Corp., Second Lien Term Loan(b)	3M US L + 7.50%, 1.00% Floor	08/14/2026	2,000,000	1,720,000
Hyland Software, Inc., Second Lien Initial Term Loan	1M US L + 7.00%, 0.75% Floor	07/07/2025	2,000,000	1,835,000
Jazz Acquisition, Inc., Second Lien Term Loan	1M US L + 8.00%	06/19/2027	4,000,000	3,230,000
Jo-Ann Stores LLC, Second Lien Initial Term Loan	1M US L + 9.25%, 1.00% Floor	05/21/2024	4,277,967	1,062,369
Outcomes Group Holdings, Inc., Second Lien Term Loan	3M US L + 7.50%	10/26/2026	2,000,000	1,600,000
Renaissance Holding Corp., Second Lien Initial Term Loan	1M US L + 7.00%	05/29/2026	6,486,683	5,173,130
Restaurant Technologies, Inc., Second Lien Initial Term Loan(c)	3M US L + 6.50%	10/01/2026	4,500,000	3,802,500
Sound Inpatient Physicians, Inc., Second Lien Initial Term Loan(b)	1M US L + 6.75%	06/26/2026	1,000,000	885,000
Tempo Acquisition LLC, First Lien Initial Term Loan	1M US L + 2.75%, 2.00% Floor	05/01/2024	2,959,429	2,687,162
Upstream Rehabilitation, Inc., Second Lien Term Loan	3M US L + 8.50%	10/22/2027	7,500,000	7,425,000
	6M US L + 7.75%, 1.00%
USS Ultimate Holdings, Inc., Second Lien Initial Term Loan	Floor	08/25/2025	7,750,000	5,618,750
Viant Medical Holdings, Inc., Second Lien Initial Term Loan	3M US L + 7.75%	07/02/2026	5,000,000	3,593,750
Wash MultiFamily Acquisition, Inc., Second Lien Initial US Term Loan	1M US L + 7.00%, 1.00% Floor	05/15/2023	1,123,389	893,094
Winebow Holdings, Inc., First Lien Term Loan	1M US L + 3.75%, 1.00% Floor	07/01/2021	2,395,642	1,869,679
TOTAL BANK LOANS
(Cost $88,359,727)				72,815,103

BONDS & NOTES (29.07%)
ASSET BACKED SECURITIES (2.76%)(a)(d)
Bowman Park CLO, Ltd., Class F(b)	3M US L + 7.00%	11/23/2025	1,000,000	675,426
Canyon Capital CLO 2014-1, Ltd., Class ER	3M US L + 7.70%	01/30/2031	1,000,000	562,048
Jamestown CLO V, Ltd., Class F(b)	3M US L + 5.85%	01/17/2027	1,400,000	446,505
OCP CLO 2013-4, Ltd., Class DR(b)	3M US L + 6.77%	04/24/2029	1,000,000	740,451
Octagon Investment Partners 36, Ltd., Class F	3M US L + 7.75%	04/15/2031	1,000,000	586,676
Octagon Investment Partners XIV, Ltd., Class ER(b)	3M US L + 8.35%	07/15/2029	2,132,000	1,223,369
Saranac CLO VII, Ltd., Class ER	3M US L + 6.72%	11/20/2029	500,000	328,648
Tralee CLO II, Ltd., Class ER(b)	3M US L + 7.85%	07/20/2029	1,000,000	649,171
Tralee CLO II, Ltd., Class FR	3M US L + 8.85%	07/20/2029	1,000,000	507,724
Trinitas CLO III, Ltd., Class F(b)	3M US L + 6.50%	07/15/2027	550,000	230,894

See Notes to Consolidated Financial Statements.

6	www.resourcealts.com

Resource Credit Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

	Interest Rate	Maturity	Principal	Value
ASSET BACKED SECURITIES (continued)
Voya CLO 2014-2, Ltd., Class ER	3M US L + 7.70%	04/17/2030	$1,000,000	$556,692
				6,507,604
CONVERTIBLE CORPORATE BONDS (2.66%)
GSV Capital Corp.(b)	4.750%	03/28/2023	3,915,000	3,690,670
Scorpio Tankers, Inc.(b)	3.000%	05/15/2022	3,025,000	2,584,863
				6,275,533
CORPORATE BONDS (23.65%)
Carvana Co.(b)(d)	8.875%	10/01/2023	3,300,000	3,143,151
CEC Entertainment, Inc.(b)	8.000%	02/15/2022	11,549,000	5,063,497
Cooke Omega Investments, Inc. / Alpha VesselCo Holdings, Inc.(b)(d)	8.500%	12/15/2022	6,011,000	5,971,544
Dole Food Co., Inc.(b)(d)	7.250%	06/15/2025	7,000,000	5,591,215
H-Food Holdings LLC / Hearthside Finance Co., Inc.(b)(d)	8.500%	06/01/2026	11,438,000	9,146,563
New Enterprise Stone & Lime Co., Inc.(b)(d)	10.125%	04/01/2022	500,000	502,968
New Enterprise Stone & Lime Co., Inc.(b)(d)	6.250%	03/15/2026	1,475,000	1,369,600
Speedway Motorsports LLC / Speedway Funding II, Inc.(d)	4.875%	11/01/2027	5,000,000	4,537,500
TransDigm, Inc.(b)	6.375%	06/15/2026	3,000,000	2,889,150
Trident TPI Holdings, Inc.(b)(d)	6.625%	11/01/2025	2,399,000	1,946,201
Trident TPI Holdings, Inc.(b)(d)	9.250%	08/01/2024	7,000,000	5,871,215
Wolverine Escrow LLC(d)	13.125%	11/15/2027	5,000,000	4,037,500
Wolverine Escrow LLC(d)	9.000%	11/15/2026	2,000,000	1,636,010
Wolverine Escrow LLC(d)	8.500%	11/15/2024	5,000,000	4,018,725
				55,724,839
TOTAL BONDS & NOTES
(Cost $84,062,198)				68,507,976

	Shares	Value
COMMON EQUITY (12.25%)
BUSINESS DEVELOPMENT COMPANIES (12.24%)
Apollo Investment Corp.(b)	106,332	717,741
Ares Capital Corp.(b)	361,124	3,892,917
BlackRock Capital Investment Corp.(b)	451,807	993,975
FS KKR Capital Corp.(b)	1,228,065	3,684,195
Owl Rock Capital Corp.(b)	175,000	2,019,500
PennantPark Floating Rate Capital Ltd.(b)	303,163	1,473,372
PennantPark Investment Corp.	250,000	647,500
Solar Capital Ltd.(b)	514,872	5,993,110
Solar Senior Capital Ltd.(b)	178,599	1,734,196
Sutter Rock Capital Corp.(b)	64,010	375,100
Trinity Capital Inc.(b)(e)	100,000	1,222,000
TriplePoint Venture Growth BDC Corp.(b)	415,109	2,382,726
WhiteHorse Finance, Inc.(b)	524,959	3,716,710
		28,853,042
OIL&GAS (0.01%)
Whiting Petroleum Corp.(e)	16,256	10,898

TOTAL COMMON EQUITY
(Cost $46,323,586)		28,863,940

	Dividend Rate	Shares	Value
PREFERRED STOCKS (5.40%)
DIVERSIFIED FINANCIAL SERVICES (2.05%)
RoundPoint Mortgage Servicing Corp.(d)(f)(g)(h)(i)	8.000% (2.000%)	45,000	4,828,807

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2020	7

Resource Credit Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

	Dividend Rate	Shares	Value
INSURANCE (0.71%)
Maiden Holdings North America, Ltd.(b)	7.750%	88,000	$1,672,000

INVESTMENT COMPANIES (2.64%)
Trinity Capital, Inc.(b)(d)	7.000%	240,000	6,240,000

TOTAL PREFERRED STOCKS
(Cost $12,500,240)			12,740,807

PRIVATE INVESTMENT FUNDS (25.86%)
BlackRock Global Credit Opportunities Fund, LP(j)			11,916,136
CVC European Mid-Market Solutions Fund(j)			13,006,438
GoldenTree Credit Opportunities Fund LP(j)			6,473,390
GSO Credit Alpha Fund II LP(j)			4,799,945
Monroe Capital Private Credit Fund III LP(j)			6,935,233
Tree Line Credit Strategies LP(j)			17,819,763

TOTAL PRIVATE INVESTMENT FUNDS
(Cost $67,887,118)			60,950,905

SHORT TERM INVESTMENT (4.67%)
Dreyfus Treasury Cash Management, Institutional Class, 0.22%(k)		11,000,154	11,000,154

TOTAL SHORT TERM INVESTMENT
(Cost $11,000,154)			11,000,154

INVESTMENTS, AT VALUE (108.15%)
(Cost $310,133,023)			$254,878,885

SECURITIES SOLD SHORT (-0.92%)
(Proceeds $1,656,102)			$(2,169,395)

LINE OF CREDIT (-8.61%)			(20,287,841)
Other Assets In Excess Of Liabilities (1.38%)			3,248,189

NET ASSETS (100.00%)			$235,669,838

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

Libor Rates:

1M US L - 1 Month LIBOR as of March 31, 2020 was 0.99%

3M US L - 3 Month LIBOR as of March 31, 2020 was 1.45%

6M US L - 6 Month LIBOR as of March 31, 2020 was 1.18%

(a)

Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at March 31, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

These securities do not indicate a reference rate and spread in their description above.

(b)	All or a portion of each of these securities have been segregated as collateral for line of credit. The aggregate market value of those securities was $65,405,143.
(c)

All or a portion of this position has not settled as of March 31, 2020. The interest rate shown represents the stated spread over the London Interbank Offered Rate (“LIBOR” or “L”); the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

See Notes to Consolidated Financial Statements.

8	www.resourcealts.com

Resource Credit Income Fund	Portfolio of Investments

March 31, 2020 (Unaudited)

(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2020, the aggregate market value of those securities was $65,348,603, representing 27.73% of net assets.

(e)	Non-income producing security.
(f)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $4,828,807, representing 2.05% of net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(h)	Pay-in-kind securities - Rate paid in-kind is shown in parenthesis.
(i)	Step bond. Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect at March 31, 2020.
(j)	Illiquid/restricted security. See chart below.
(k)	Money market fund; interest rate reflects seven-day effective yield on March 31, 2020.

Securities determined to be illiquid/restricted under the procedures approved by the Fund’s Board of Trustees are as follows.

Date(s) of Purchase	Security	Cost	Value	% of Net A ssets
03/26/2018 - 03/13/2020	BlackRock Global Credit Opportunities Fund, LP	$12,454,401	$11,916,136	5.05%
09/29/2017 - 01/29/2020	CVC European Mid-Market Solutions Fund	13,556,610	13,006,438	5.52%
10/30/2015 - 05/27/2018	GoldenTree Credit Opportunities Fund LP	10,000,000	6,473,390	2.75%
08/24/2018 - 01/13/2020	GSO Credit Alpha Fund II LP	5,815,250	4,799,945	2.04%
11/15/2018 - 09/20/2019	Monroe Capital Private Credit Fund III LP	7,060,857	6,935,233	2.94%
12/28/2017- 04/01/2019	Tree Line Credit Strategies LP	19,000,000	17,819,763	7.56%
	Total	$67,887,118	$60,950,905	25.86%

Additional information on investments in private investment funds:

Security	Value	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of March 31, 2020
BlackRock Global Credit Opportunities Fund, LP(a)	$11,916,136	N/A	N/A	$12,548,591
CVC European Mid-Market Solutions Fund(b)	13,006,438	N/A	N/A	1,525,516
GoldenTree Credit Opportunities Fund LP(c)	6,473,390	Semi-Annual	90	–
GSO Credit Alpha Fund II LP(a)	4,799,945	N/A	N/A	9,184,750
Monroe Capital Private Credit Fund III LP(b)	6,935,233	N/A	N/A	2,939,143
Tree Line Credit Strategies LP	17,819,763	Quarterly	90	–

(a)	A voluntary withdrawal may be permitted at the General Partner’s discretion with the General Partner’s consent.
(b)	A voluntary withdrawal may be permitted with the General Partner’s prior written consent
(c)	Redemptions are subject to a two-year holding period, and may be limited to 10% per redemption date, or 20% during any 12 month period, past which redemptions would be processed on a pro rata basis.

SCHEDULE OF SECURITIES SOLD SHORT

	Interest Rate	Maturity	Principal	Value
CORPORATE BONDS
GE Capital International Funding Co. Unlimited Co	4.418%	11/15/2035	$(2,000,000)	$(2,169,395)
TOTAL CORPORATE BONDS				(2,169,395)
TOTAL SECURITIES SOLD SHORT
(Proceeds $1,656,102)				$(2,169,395)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2020	9

Resource Credit Income Fund	Statement of Assets and Liabilities

March 31, 2020 (Unaudited)

ASSETS
Investments, at value (Cost $310,133,023)	$254,878,885
Cash	404,309
Dividends and interest receivable	4,804,814
Receivable for investments sold	7,750,000
Receivable for fund shares sold	85,542
Prepaid expenses and other assets	55,328
Total assets	267,978,878

LIABILITIES
Securities sold short (Proceeds 1,656,102)	2,169,395
Line of credit payable	25,287,841
Interest on line of credit payable	1,169
Payable for investments purchased	4,164,376
Payable due to adviser	393,945
Payable for interest expense on securities sold short	33,499
Administration fees payable	68,355
Custody fees payable	19,892
Payable for trustee fees and expenses	737
Payable for compliance services fees	16,713
Distribution fees payable	29,676
Shareholder servicing fees payable	36,379
Payable for transfer agency fees	22,700
Accrued expenses and other liabilities	64,363
Total liabilities	32,309,040
NET ASSETS	$235,669,838
Commitments and contingencies

NET ASSETS CONSISTS OF
Paid-in capital	$294,573,704
Total distributable earnings	(58,903,866)
NET ASSETS	$235,669,838

PRICING OF SHARES
Class A
Net Assets	$33,963,555
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,934,078
Net Asset Value and redemption price per share(a)	$8.63
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$9.16
Class C
Net Assets	$38,292,999
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,385,592
Net Asset Value, offering and redemption price per share(a)	$8.73
Class W
Net Assets	$72,100,470
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	8,355,813
Net Asset Value, offering and redemption price per share	$8.63
Class I
Net Assets	$80,159,239
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	9,265,793
Net Asset Value, offering and redemption price per share	$8.65
Class L
Net Assets	$11,153,575
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,292,292
Net Asset Value and redemption price per share	$8.63
Maximum Offering Price Per Share (Maximum Sales Charge of 4.25%)	$9.01

(a)	Redemption price varies based on length of time held (Note 1).

See Notes to Consolidated Financial Statements.

10	www.resourcealts.com

Resource Credit Income Fund	Statement of Operations

For the Six Months Ended March 31, 2020 (Unaudited)

INVESTMENT INCOME
Dividends	$2,172,549
Interest	8,756,782
Total investment income	10,929,331
EXPENSES
Investment advisory fees (Note 3)	2,570,105
Administrative fees (Note 3)	147,320
Distribution fees (Note 3):
Class C	165,357
Class L	16,905
Shareholder servicing fees (Note 3):
Class A	50,495
Class C	55,119
Class W	106,967
Class L	16,905
Interest expense (Note 7)	40,736
Interest and amortization/accretion on securities sold short	50,834
Transfer agent fees (Note 3)	125,159
Audit fees	11,509
Legal fees	34,316
Printing expense	73,848
Registration fees	39,567
Custody fees	44,651
Trustee fees and expenses (Note 3)	33,437
Compliance services fees (Note 3)	100,000
Networking Fees:
Class A	6,356
Class C	6,395
Class W	5,230
Class I	11,265
Class L	2,943
Other expenses	43,303
Total expenses	3,758,722
Less fees waived by investment adviser (Note 3)	(17,994)
Recoupment of previously waived fees (Note 3)	11,920
Total net expenses	3,752,648
NET INVESTMENT INCOME	7,176,683
Net realized loss on investments	(1,719,437)
Net change in unrealized depreciation on investments	(50,853,864)
Net change in unrealized depreciation on securities sold short	(61,514)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(52,634,815)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(45,458,132)

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2020	11

Resource Credit Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
OPERATIONS
Net investment income	$7,176,683	$14,433,882
Net realized loss	(1,719,437)	(915,369)
Net change in unrealized depreciation	(50,915,378)	(4,601,147)
Net increase/(decrease) in net assets resulting from operations	(45,458,132)	8,917,366

DISTRIBUTIONS TO SHAREHOLDERS
Total Distributable Earnings
Class A	(1,821,169)	(1,746,235)
Class C	(1,849,189)	(1,583,627)
Class W	(3,876,078)	(4,232,879)
Class I	(4,418,117)	(3,098,932)
Class L	(585,987)	(583,569)
From return of capital:
Class A	–	(504,734)
Class C	–	(464,754)
Class W	–	(1,164,640)
Class I	–	(1,001,812)
Class L	–	(173,643)
Net decrease in net assets from distributions	(12,550,540)	(14,554,825)

CAPITAL SHARE TRANSACTIONS
Class A
Proceeds from sales of shares	4,059,638	11,882,666
Distributions reinvested	1,062,513	1,274,924
Cost of shares redeemed	(1,513,171)	(2,823,417)
Net Transferred in/(out)	(145,294)	(256,215)
Net increase from capital shares transactions	3,463,686	10,077,958
Class C
Proceeds from sales of shares	7,002,437	16,475,462
Distributions reinvested	1,074,893	1,214,219
Cost of shares redeemed	(1,674,393)	(1,876,193)
Net Transferred in/(out)	(194,548)	(104,502)
Net increase from capital shares transactions	6,208,389	15,708,986
Class W
Proceeds from sales of shares	11,051,862	51,120,662
Distributions reinvested	1,417,141	2,392,701
Cost of shares redeemed	(8,698,296)	(19,680,340)
Net Transferred in/(out)	233,062	(21,160,923)
Net increase from capital shares transactions	4,003,769	12,672,100
Class I
Proceeds from sales of shares	19,163,744	41,858,117
Distributions reinvested	2,649,216	2,246,428
Cost of shares redeemed	(9,226,426)	(6,383,090)
Net Transferred in/(out)	106,780	21,555,338
Net increase from capital shares transactions	12,693,314	59,276,793
Class L
Proceeds from sales of shares	348,597	4,075,265
Distributions reinvested	336,572	421,315
Cost of shares redeemed	(730,516)	(284,303)
Net Transferred in/(out)	–	(33,698)
Net increase/(decrease) from capital shares transactions	(45,347)	4,178,579
Net increase/(decrease) in net assets	(31,684,861)	96,276,957

See Notes to Consolidated Financial Statements.

12	www.resourcealts.com

Resource Credit Income Fund	Statements of Changes in Net Assets (continued)

	For the Six Months Ended March 31, 2020 (Unaudited)	For the Year Ended September 30, 2019
NET ASSETS
Beginning of period	267,354,699	171,077,742
End of period	$235,669,838	$267,354,699

OTHER INFORMATION
Capital Shares Transactions
Class A
Issued	378,040	1,087,050
Distributions reinvested	106,462	118,824
Redeemed	(140,029)	(258,196)
Net Transferred in/(out)	(13,158)	(23,363)
Net increase in capital shares	331,315	924,315

Class C
Issued	644,998	1,492,724
Distributions reinvested	106,494	111,935
Redeemed	(153,559)	(170,167)
Net Transferred in/(out)	(19,234)	(9,507)
Net increase in capital shares	578,699	1,424,985

Class W
Issued	1,067,565	4,696,724
Distributions reinvested	141,139	223,882
Redeemed	(805,199)	(1,821,984)
Net Transferred in/(out)	18,340	(1,952,992)
Net increase in capital shares	421,845	1,145,630

Class I
Issued	1,772,744	3,821,467
Distributions reinvested	264,672	207,906
Redeemed	(850,584)	(581,417)
Net Transferred in/(out)	14,222	1,983,560
Net increase in capital shares	1,201,054	5,431,516

Class L
Issued	32,215	373,660
Distributions reinvested	33,659	39,218
Redeemed	(67,917)	(26,185)
Net Transferred in/(out)	–	(3,069)
Net increase/(decrease) in capital shares	(2,043)	383,624

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2020	13

Resource Credit Income Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	For the Six Months Ended March 31, 2020 (Unaudited)		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$10.80		$11.09	$11.13	$10.26		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.28		0.73	0.79	0.57		0.43		–
Net realized and unrealized gain/(loss) on investments	(2.10)		(0.32)	(0.13)	1.02		0.18		–
Total income/(loss) from investment operations	(1.82)		0.41	0.66	1.59		0.61		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.35)		(0.55)	(0.57)	(0.47)		(0.27)		–
From net realized gain on investments	–		–	(0.04)	(0.16)		–		–
From return of capital	–		(0.15)	(0.09)	(0.09)		(0.08)		–
Total distributions	(0.35)		(0.70)	(0.70)	(0.72)		(0.35)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(2.17)		(0.29)	(0.04)	0.87		0.26		–
NET ASSET VALUE, END OF YEAR OR PERIOD	$8.63		$10.80	$11.09	$11.13		$10.26		$10.00

TOTAL RETURN(c)	(16.25	)%(d)	3.91%	6.09%	15.79	%(d)	6.22	%(d)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$33,964		$38,901	$29,712	$16,049		$4,043		$3

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.67	%(f)	2.79%	2.93%	4.90%		31.46%		472.13	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.66	%(f)	2.67%	2.61%	2.59%		2.59%		0.02	%(f)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.60	%(f)	2.71%	2.91%	4.90%		34.54%		N/A	(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59	%(f)	2.59%	2.59%	2.59%		2.59%		N/A	(f)
Net investment income	5.21	%(f)	6.68%	7.06%	5.20%		4.43%		0.00	%(f)

PORTFOLIO TURNOVER RATE	22	%(g)	29%	43%	39%		22%		0	%(g)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$25,288		$–	$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$10,319		$–	$–	$–		$1,032,060		$–

See Notes to Consolidated Financial Statements.

14	www.resourcealts.com

Resource Credit Income Fund – Class A	Financial Highlights

 For a Share Outstanding Throughout the Years or Period Presented

(a)	The Fund’s Class A commenced operations on April 20, 2015.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized. Returns shown exclude applicable sales charges.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(f)	Annualized.
(g)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2020	15

Resource Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	For the Six Months Ended March 31, 2020 (Unaudited)		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$10.92		$11.22	$11.25	$10.36		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.24		0.66	0.72	0.50		0.59		–
Net realized and unrealized gain/(loss) on investments	(2.11)		(0.34)	(0.13)	1.03		0.08		–
Total income/(loss) from investment operations	(1.87)		0.32	0.59	1.53		0.67		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.32)		(0.48)	(0.50)	(0.40)		(0.24)		–
From net realized gain on investments	–		–	(0.04)	(0.16)		–		–
From return of capital	–		(0.14)	(0.08)	(0.08)		(0.07)		–
Total distributions	(0.32)		(0.62)	(0.62)	(0.64)		(0.31)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(2.19)		(0.30)	(0.03)	0.89		0.36		–
NET ASSET VALUE, END OF YEAR OR PERIOD	$8.73		$10.92	$11.22	$11.25		$10.36		$10.00

TOTAL RETURN(c)	(16.53	)%(d)	3.05%	5.39%	15.03	%(d)	6.85	%(d)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$38,293		$41,575	$26,720	$8,965		$434		$3

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.42	%(f)	3.55%	3.75%	5.28%		18.42%		473.06	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.41	%(f)	3.42%	3.37%	3.34%		3.34%		0.02	%(f)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	3.35	%(f)	3.47%	3.72%	5.28%		18.42%		N/A	(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	3.34	%(f)	3.34%	3.34%	3.34%		3.34%		N/A	(f)
Net investment income	4.49	%(f)	5.95%	6.38%	4.46%		5.85%		0.00	%(f)

PORTFOLIO TURNOVER RATE	22	%(g)	29%	43%	39%		22%		0	%(g)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$25,288		$–	$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$10,319		$–	$–	$–		$1,032,060		$–

See Notes to Consolidated Financial Statements.

16	www.resourcealts.com

Resource Credit Income Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

(a)	The Fund’s Class C commenced operations on April 20, 2015.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

(f)	Annualized.

(g)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2020	17

Resource Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	For the Six Months Ended March 31, 2020 (Unaudited)		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$10.79		$11.09	$11.12	$10.24		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.28		0.73	0.79	0.58		0.63		–
Net realized and unrealized gain/(loss) on investments	(2.09)		(0.33)	(0.12)	1.01		(0.07	)(c)	–
Total income/(loss) from investment operations	(1.81)		0.40	0.67	1.59		0.56		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.35)		(0.55)	(0.57)	(0.46)		(0.25)		–
From net realized gain on investments	–		–	(0.04)	(0.16)		–		–
From return of capital	–		(0.15)	(0.09)	(0.09)		(0.07)		–
Total distributions	(0.35)		(0.70)	(0.70)	(0.71)		(0.32)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(2.16)		(0.30)	(0.03)	0.88		0.24		–
NET ASSET VALUE, END OF YEAR OR PERIOD	$8.63		$10.79	$11.09	$11.12		$10.24		$10.00

TOTAL RETURN(d)	(16.17	)%(e)	3.81%	6.19%	15.77	%(e)	5.74	%(e)	–%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$72,100		$85,642	$75,275	$26,757		$494		$3

RATIOS TO AVERAGE NET ASSETS(f)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.65	%(g)	2.79%	2.98%	4.35%		17.52%		472.69	%(g)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.66	%(g)	2.67%	2.62%	2.61	%(h)	3.09%		0.04	%(g)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.58	%(g)	2.71%	2.95%	4.35%		17.52%		N/A	(g)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.59	%(g)	2.59%	2.59%	2.61	%(h)	3.09%		N/A	(g)
Net investment income	5.20	%(g)	6.68%	7.10%	5.22	%(h)	6.24%		0.00	%(g)

PORTFOLIO TURNOVER RATE	22	%(i)	29%	43%	39%		22%		0	%(i)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$25,288		$–	$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$10,319		$–	$–	$–		$1,032,060		$–

See Notes to Consolidated Financial Statements.

18	www.resourcealts.com

Resource Credit Income Fund – Class W	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

(a)	The Fund’s Class W commenced operations on April 20, 2015.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2016, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(d)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

(g)	Annualized.

(h)	Effective January 5, 2017, the annual expense limitation changed from 3.09% to 2.59%.

(i)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2020	19

Resource Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	For the Six Months Ended March 31, 2020 (Unaudited)		Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017		Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$10.82		$11.12	$11.15	$10.28		$10.00		$10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income(b)	0.29		0.77	0.84	0.63		0.35		–
Net realized and unrealized gain/(loss) on investments	(2.10)		(0.34)	(0.14)	0.99		0.28		–
Total income/(loss) from investment operations	(1.81)		0.43	0.70	1.62		0.63		–

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.36)		(0.57)	(0.60)	(0.50)		(0.27)		–
From net realized gain on investments	–		–	(0.04)	(0.16)		–		–
From return of capital	–		(0.16)	(0.09)	(0.09)		(0.08)		–
Total distributions	(0.36)		(0.73)	(0.73)	(0.75)		(0.35)		–
INCREASE/(DECREASE) IN NET ASSET VALUE	(2.17)		(0.30)	(0.03)	0.87		0.28		–
NET ASSET VALUE, END OF YEAR OR PERIOD	$8.65		$10.82	$11.12	$11.15		$10.28		$10.00

TOTAL RETURN(c)	(16.10	)%(d)	4.08%	6.46%	16.07	%(d)	6.42	%(d)	–%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$80,159		$87,265	$29,273	$2,982		$213		$200

RATIOS TO AVERAGE NET ASSETS(e)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.41	%(f)	2.54%	2.78%	4.45%		72.33%		430.52	%(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.41	%(f)	2.42%	2.37%	2.34%		2.34%		0.03	%(f)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.34	%(f)	2.46%	2.75%	4.45%		72.33%		N/A	(f)
Expenses, net of fees waived/expenses reimbursed by investment adviser	2.34	%(f)	2.34%	2.34%	2.34%		2.34%		N/A	(f)
Net investment income	5.48	%(f)	7.00%	7.51%	5.71%		3.53%		0.00	%(f)

PORTFOLIO TURNOVER RATE	22	%(g)	29%	43%	39%		22%		0	%(g)

BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$25,288		$–	$–	$–		$5		$–
Asset coverage per $1,000 (000s)	$10,319		$–	$–	$–		$1,032,060		$–

See Notes to Consolidated Financial Statements.

20	www.resourcealts.com

Resource Credit Income Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

(a)	The Fund’s Class I commenced operations on April 20, 2015.

(b)	Per share numbers have been calculated using the average shares method.

(c)

Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(e)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.

(f)	Annualized.

(g)	Not annualized.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | March 31, 2020	21

Resource Credit Income Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Years or Period Presented

	For the Six Months Ended March 31, 2020 (Unaudited)		For the Year Ended September 30, 2019		For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
NET ASSET VALUE, BEGINNING OF YEAR OR PERIOD	$10.79		$11.09		$11.12	$11.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS
Net investment income(b)	0.26		0.70		0.77	0.13
Net realized and unrealized loss on investments	(2.08)		(0.33)		(0.13)	(0.03	)(c)
Total income/(loss) from investment operations	(1.82)		0.37		0.64	0.10

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(0.34)		(0.52)		(0.55)	(0.10)
From net realized gain on investments	–		–		(0.04)	(0.04)
From return of capital	–		(0.15)		(0.08)	(0.03)
Total distributions	(0.34)		(0.67)		(0.67)	(0.17)
INCREASE/(DECREASE) IN NET ASSET VALUE	(2.16)		(0.30)		(0.03)	(0.07)
NET ASSET VALUE, END OF YEAR OR PERIOD	$8.63		$10.79		$11.09	$11.12

TOTAL RETURN(d)	(16.28	)%(e)	3.55	%(e)	5.92%	0.88%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year or period (in 000s)	$11,154		$13,972		$10,098	$2,445

RATIOS TO AVERAGE NET ASSETS(f)
Including interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.93	%(g)	3.06%		3.24%	4.39	%(g)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.91	%(g)	2.92%		2.87%	2.84	%(g)
Excluding interest expense and interest amortization/accretion on securities sold short:
Expenses, gross	2.86	%(g)	2.98%		3.21%	4.39	%(g)
Expenses, net of fees waived/expenses reimbursed by investment advisor	2.84	%(g)	2.84%		2.84%	2.84	%(g)
Net investment income	4.93	%(g)	6.42%		6.92%	6.67	%(g)
PORTFOLIO TURNOVER RATE	22	%(h)	29%		43%	39	%(h)(i)
BORROWINGS AT END OF YEAR OR PERIOD
Aggregate amount outstanding (000s)	$25,288		$–		$–	$–
Asset coverage per $1,000 (000s)	$10,319		$–		$–	$–

(a)	The Fund’s Class L commenced operations on July 28, 2017.
(b)	Per share numbers have been calculated using the average shares method.
(c)

Realized and unrealized losses per share do not correlate to the aggregate of the net realized and unrealized gains on the Statement of Operations for the year ended September 30, 2017, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

(d)

Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distribution, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from net asset values and returns for shareholder transactions.

(f)	Ratios do not include expenses of underlying investment companies and private investment funds in which the Fund invests.
(g)	Annualized.
(h)	Not annualized.
(i)	Portfolio turnover rate is calculated at the Fund level and represents the year ended September 30, 2017.

See Notes to Consolidated Financial Statements.

22	www.resourcealts.com

Resource Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2020 (Unaudited)

1. ORGANIZATION

Resource Credit Income Fund (the “Trust” or the “Fund”) was organized as a Delaware statutory trust on December 11, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund’s investment adviser is Resource Alternative Advisor, LLC (the “Adviser”). The Fund’s investment objectives are to produce current income and to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. Effective December 5, 2019, the Fund is diversified and pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

To the extent permitted by the 1940 Act, the Fund may make investments through its wholly-owned subsidiary, CIF Investments LLC, which is a pass-through entity. Reference to the Fund in this Semi-Annual Report include this wholly-owned subsidiary.

The Fund currently offers Class A, Class C, Class W, Class I and Class L shares; all classes of shares, except Class L, commenced operations on April 20, 2015. Class L shares commenced operations on July 28, 2017. Class C, Class W and Class I shares are offered at net asset value (“NAV”). Class A shares are offered at NAV plus a maximum sales charge of 5.75% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C shares are subject to a 1.00% early withdrawal charge. Class L shares are offered at NAV plus a maximum sales charge of 4.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and early withdrawal charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class-specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies”, including FASB Accounting Standards Update (“ASU”) 2013-08. The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. This includes the Fund and its wholly-owned subsidiary, CIF Investments LLC. All intercompany balances and transactions have been eliminated in consolidation. All references made to the “Fund,” “we,” and “us” herein include Resource Credit Income Fund and its consolidated subsidiaries, except as stated otherwise.

Securities Valuation –Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the last bid price. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Structured credit and other similar debt securities including, but not limited to, collateralized loan obligations (“CLO”) debt and equity securities, asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”) and other securitized investments backed by certain debt or other receivables (collectively, “Structured Credit Securities”), are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s Board of Trustees (the “Board” or “Trustees”). In determining fair value, dealers and pricing services will generally use information with respect to transactions in the securities being valued, quotations from other dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancy between quotations received from third-party dealers or the pricing services, the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based upon its reasonable judgment, determines to be reasonable. In any instance in which the Adviser selects an individual quotation, the Adviser will provide to the Fund’s Fair Value Committee (the “Valuation Committee”) an analysis of the factors relied upon in the selection of the relevant quotation.

Semi-Annual Report | March 31, 2020	23

Resource Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2020 (Unaudited)

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s Valuation Committee using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level and supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds determine their investment assets at fair value and generally report a NAV or its equivalent on a calendar quarter basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter-end. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private Investment Fund by adjusting the most recent NAV for such Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the underlying securities in the Private Investment Fund.

Loan Participation and Assignments –The Fund may invest in debt instruments, which are interests in amounts owed to lenders (the “Lenders”) by corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. When the Fund purchases an interest in a loan in the form of an assignment, the Fund acquires all of the direct rights and obligations of a lender (as such term is defined in the related credit agreement), including the right to vote on amendments or waivers of such credit agreement. However, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Instead, the administration of the loan agreement is often performed by a bank or other financial institution that acts as agent for all Lenders (the “Agent”). Circumstances may arise in connection with which the Agent takes action that contradicts the will of the Lenders. For example, under certain circumstances, an Agent may refuse to declare the borrower in default, despite having received a notice of default from the Lenders. When the Fund purchases an interest in a loan in the form of a participation, the Fund purchases such participation interest from another existing Lender, and consequently, the Fund does not obtain the rights and obligations of the Lenders under the credit agreement, such as the right to vote on amendments or waivers. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender from which the Fund has received that participation interest. In this instance, the Fund is subject to both the credit risk of the borrower and the credit risk of the Lender that sold the Fund such participation interest.

The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan.

Short Sales – The Fund may sell securities short. To do this the Fund will borrow and then sell (take short positions in) securities. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

24	www.resourcealts.com

Resource Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2020 (Unaudited)

Various inputs are used in determining the fair value of the Fund’s investments as of March 31, 2020. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the six months ended March 31, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments as of March 31, 2020:

Investments in Securities at Value	Level 1	Level 2	Level 3	Other	Total
Bank Loans(a)	$–	$72,815,103	$–	$–	$72,815,103
Bonds & Notes(a)	–	68,507,976	–	–	68,507,976
Common Equity(a)	28,863,940	–	–	–	28,863,940
Preferred Stocks(a)
Diversified Financial Services	–	–	4,828,807	–	4,828,807
Insurance	1,672,000	–	–	–	1,672,000
Investment Companies	6,240,000	–	–	–	6,240,000
Private Investment Funds
(Measured at net asset value)(b)	–	–	–	60,950,905	60,950,905
Short Term Investments	11,000,154	–	–	–	11,000,154
TOTAL	$47,776,094	$141,323,079	$4,828,807	$60,950,905	$254,878,885

Other Financial Instruments	Level 1	Level 2	Level 3	Other	Total
Liabilities
Securities Sold Short
Corporate Bonds(a)	$–	$(2,169,395)	$–	$–	$(2,169,395)
TOTAL	$–	$(2,169,395)	$–	$–	$(2,169,395)

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)	In accordance with ASC 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments and Statement of Assets and Liabilities.

Semi-Annual Report | March 31, 2020	25

Resource Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2020 (Unaudited)

Asset Type	Balance as of September 30, 2019	Accrued Discount/ premium	Return of Capital	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Purchases	Sales Proceeds	Transfer into Level 3	Transfer Out of Level 3	Balance as of March 31, 2020	Net change in unrealized appreciation/ (depreciation) included in the Statements of Operations attributable to Level 3 investments held at March 31, 2020
Preferred Stocks	$4,788,743	$–	$–	$–	$40,064	$–	$–	$–	$–	$4,828,807	$40,064
	$4,788,743	$–	$–	$–	$40,064	$–	$–	$–	$–	$4,828,807	$40,064

Significant unobservable valuation inputs for material Level 3 investments as of March 31, 2020 are as follows:

	Fair Value at 3/31/2020	Valuation Technique	Unobservable Input	Range
Preferred Stocks	$4,828,807	Discounted Cash Flow	Discount Rate	5.11%

A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase

Securities Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Premiums on securities are accreted to the earliest call date and purchase discounts are amortized over the life of the respective securities.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk.

Federal and Other Taxes – No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies.

The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax provisions to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the six months ended March 31, 2020, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

Early Withdrawal Charge – Selling brokers, or other financial intermediaries that have entered into distribution agreements with the Distributor (as defined below in Note 3), will receive a commission of (a) up to 1.00% of the purchase price of Class C shares and (b) up to 0.50% of the purchase of Class A shares of $1 million or more. Shareholders who tender for repurchase of such shareholder’s Class C shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Shareholders tendering Class A shares fewer than 365 days after the original purchase date will be subject to an early withdrawal charge of 0.50% of the original purchase price, which will be deducted from repurchase proceeds, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. The Distributor may waive the imposition of the early withdrawal charge in the event of shareholder death or shareholder disability. Any such waiver does not imply that the early withdrawal charge will be waived at any time in the future or that such early withdrawal charge will be waived for any other shareholder. Class A shares (with respect to purchases of less than $1 million) will not be subject to an early withdrawal charge.

26	www.resourcealts.com

Resource Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2020 (Unaudited)

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

3.   ADVISORY FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by the Adviser. Under the terms of the Advisory Agreement, the Adviser receives a monthly base management fee calculated at an annual rate of 1.85% of the average daily net assets of the Fund. For the six months ended March 31, 2020, the Fund incurred $2,570,105 in base management fees.

The Adviser has contractually agreed to waive all or part of its advisory fees (excluding any incentive fee) and/or make payments to limit Fund expenses (excluding interest, dividend expense, amortization/accretion on securities sold short, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until January 31, 2021, such that the total annual operating expenses of the Fund do not exceed 2.59% per annum of Class A average daily net assets, 3.34% per annum of Class C average daily net assets, 2.59% per annum of Class W average daily net assets, 2.34% per annum of Class I average daily net assets, and 2.84% per annum of Class L average daily net assets. Fee waivers and expense payments may be recouped by the Adviser from the Fund, for a period of up to three years following the date of waiver or expense payment, if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in place at the time of waiver or the current expense limitation and the repayment is approved by the Board. During the six months ended March 31, 2020, the Adviser waived fees of $17,994.

As of March 31, 2020, the following amounts were available for recoupment by the Adviser based upon their potential expiration dates:

Fund	2020	2021	2022	2023
Resource Credit Income Fund	$292,515	$389,990	$272,262	$17,994

An incentive fee is also payable to the Adviser. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, less the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser and any interest expenses and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with paid-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of shares pursuant to the Fund’s share repurchase program.

No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%. For any calendar quarter in which the Fund’s pre-incentive fee net investment income is greater than the hurdle rate, but less than or equal to 2.8125%, the incentive fee will equal the amount of the Fund’s pre-incentive fee net investment income in excess of the hurdle rate. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter. For any calendar quarter in which the Fund’s pre-incentive fee net investment income exceeds 2.8125% of adjusted capital, the incentive fee will equal 20.0% of pre-incentive fee net investment income. For the six months ended March 31, 2020, there was no incentive fee incurred.

Semi-Annual Report | March 31, 2020	27

Resource Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2020 (Unaudited)

CCO/Compliance Services – Pursuant to a Compliance Services Agreement between the Fund and Resource America, Inc. (acting together with the Adviser and certain other affiliates (collectively, “Resource”)), dated March 1, 2018 (the “CSA”), Resource provides compliance services to the Fund. The services under the CSA are designed to ensure compliance by the Fund with its investment objectives, policies and restrictions, as disclosed in the Fund’s Prospectuses and Statement of Additional Information.

The CSA also covers, among other items, services associated with monitoring the Fund’s compliance with its policies and procedures and applicable federal, state and foreign securities laws and the rules and regulations thereunder. The initial term of the CSA is two years and will remain in full force from year to year thereafter, subject to annual approval by Resource and the Board.

In return for the services provided under the CSA, the Fund pays Resource a flat, annual fee of $200,000, payable monthly in twelve (12) equal installments (the “Flat Fee”), provided that each such monthly installment of the Flat Fee shall not exceed a monthly fee calculated at an annual rate of 0.10% of the Fund’s average daily net assets (the “Asset-Based Fee”). For purposes of determining whether the Fund will pay the Asset-Based Fee in any given month, Resource compares the amount of the Flat Fee and Asset-Based Fee that would be due for the given month and charges the Fund the applicable Asset-Based Fee only if such Asset-Based Fee is lower than the monthly installment of the Flat Fee, which is $16,667 (1/12 of $200,000).

For the six months ended March 31, 2020, the Fund incurred $100,000 with respect to fees associated with compliance services under the CSA.

Fund Accounting Fees and Expenses – ALPS Fund Services, Inc. (“ALPS”) serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services.

Transfer Agent – DST Systems Inc. (the “Transfer Agent”), an affiliate of ALPS, serves as transfer, dividend paying and shareholder servicing agent for the Fund.

Distributor – The Fund has entered into a distribution agreement with ALPS Distributors, Inc. (the “Distributor”), an affiliate of ALPS, to provide distribution services to the Fund. There are no fees paid to the Distributor pursuant to the distribution agreement. The Board has adopted, on behalf of the Fund, a shareholder servicing plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Under the shareholder servicing plan, the Fund’s Class A, Class C, Class W and Class L shares are subject to a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets attributable to that share class. For the six months ended Months 31, 2020, the Fund incurred shareholder servicing fees of $229,486. The Class C and Class L shares also pay to the Distributor a distribution fee, pursuant to a distribution plan adopted by the Board, that accrues at an annual rate equal to 0.75% and 0.25%, respectively, of the Fund’s average daily net assets attributable to Class C and Class L shares, respectively, and is payable on a quarterly basis. Class A and Class I shares are not currently subject to a distribution fee. For the six months ended March 31, 2020, the Fund incurred $182,262 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. During the six months ended March 31, 2020, no fees were retained by the Distributor.

Trustees – Each Trustee who is not affiliated with the Trust or the Adviser receives an annual fee of $10,000, $2,000 for attending the annual in-person meeting of the Board, and $500 for attending each of the remaining telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers or interested Trustees receives compensation from the Trust.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2020 amounted to $96,976,487 and $59,037,192, respectively.

28	www.resourcealts.com

Resource Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2020 (Unaudited)

5. TAX BASIS INFORMATION

The tax characteristics of distributions paid for the year ended September 30, 2019 were as follows:

September 30, 2019	Ordinary Income	Long-Term Capital Gain	Return of Capital
	$11,245,242	$–	$3,309,583

The following information is computed on a tax basis for each item as of March 31, 2020:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Depreciation	Cost of Investments for Income Tax Purposes
$11,689,041	$(59,939,871)	$(48,250,830)	$302,616,422

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships and certain other investments.

6. REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the 1940 Act, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at NAV, of up to 5% of the Fund’s issued and outstanding shares as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date. If shareholders tender for repurchase more than 5% of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase up to an additional 2% of the outstanding shares of the Fund, or if more than 7% of the outstanding shares of the Fund are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares, subject to any proration. Subsequent repurchase requests will not be given priority over other shareholder requests.

During the six months ended March 31, 2020, the Fund completed two quarterly repurchase offers. In these repurchase offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares (up to 7% at the discretion of the officers of the Fund) as of the Repurchase Pricing Dates. The January 15, 2020 quarterly repurchase offer was oversubscribed and the Fund honored the redemptions received on a pro rata basis up to 5% of the number of shares outstanding. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 16, 2019	December 15, 2019
Repurchase Request Deadline	October 16, 2019	January 15, 2020
Repurchase Pricing Date	October 16, 2019	January 15, 2020
Amount Repurchased	$6,594,077	$15,248,725
Shares Repurchased	611,955	1,405,333

7. BANK LINE OF CREDIT

The Fund has a secured revolving bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the “Bank”) subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank’s three-month LIBOR plus 95 basis points at the time of borrowing. During the six months ended March 31, 2020, the Fund incurred $40,736 of interest expense related to the borrowings. Average borrowings and the average interest rate for the days the BNP line of credit was outstanding during the six months ended March 31, 2020 were $1,747,008 and 2.68%, respectively. The largest outstanding borrowing during the six months ended March 31, 2020 was $25,287,841. As of March 31, 2020, the Fund had $25,287,841 of outstanding borrowings.

As collateral security for the Bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description held by the Fund in the pledge account. As of March 31, 2020, the Fund had $25,287,841 in publicly traded securities available as collateral for the line of credit and written options, as well as, $79,847,187 in publicly traded securities available as collateral for future borrowings.

Semi-Annual Report | March 31, 2020	29

Resource Credit Income Fund	Notes to Consolidated Financial Statements

March 31, 2020 (Unaudited)

8. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Please note that at this time, it is unknown how the spread of COVID-19 will impact the future performance of the Fund’s investments, including future fair values and realizations of such investments.

The Fund completed a quarterly repurchase offer on April 15, 2020 which resulted in 1,368,512 shares of the Fund being repurchased for $12,446,045. The quarterly repurchase was oversubscribed and the Fund honored the redemptions received on a pro rata basis.

On December 3, 2019, at a meeting of the Board, the Board considered and unanimously approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) by and among the Fund, the Adviser, the Goldman Sachs Credit Income Fund (the “GS Credit Fund”), a to-be registered closed-end management investment company to be operated as an “interval fund” pursuant to Rule 23c-3 under the Investment Company Act of 1940, and Goldman Sachs Asset Management, L.P. (“GSAM”), the investment adviser to the GS Credit Fund. Pursuant to the Plan of Reorganization, the Fund is to be reorganized into the GS Credit Fund, whereby the GS Credit Fund would receive substantially all of the assets and assumed certain stated liabilities of the Fund (the “Reorganization”) and each shareholder of the Fund will receive shares of the GS Credit Fund. On December 7, 2019, Resource America, Inc., the Adviser (together with Resource America, “Resource”) and C-III entered into an Asset Purchase Agreement with GSAM, pursuant to which GSAM will acquire certain assets related to Resource’s investment management business (the “Transaction”). On April 24, 2020, the Fund and the Adviser mutually agreed with the GS Credit Fund and GSAM to terminate the Transaction and Reorganization.

30	www.resourcealts.com

Resource Credit Income Fund	Additional Information

March 31, 2020 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 855-747-9559, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 855-747-9559, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-PORT. The filings are available upon request by calling 855-747-9559. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov.

3. ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

At a meeting on November 12, 2019, the Board of Trustees (the “Board” or “Trustees”) of Resource Credit Income Fund (the “Fund” or the “Trust”), including a majority of the independent Trustees, approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Resource Alternative Advisor, LLC (“Resource Alternative” or the “Adviser”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Adviser and the Advisory Agreement.

The Trustees considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Trustees relied upon the advice of counsel and their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement.

Nature, Extent and Quality of Service. The Board examined the nature, extent and quality of the services provided by Resource Alternative to the Fund. They noted that the Board received a significant level of input and quality materials from Resource Alternative, which provided professional managerial and operational teams to run and support the Fund. They further noted that Resource Alternative continued to invest in high quality professional personnel to support the Fund. The Trustees agreed they saw a clear focus from the Adviser’s management team on compliance and efforts to use technology to automate compliance functions and remove human error. The Board noted that they appreciated their access to the portfolio management team and senior firm managers with Resource Alternative, are satisfied overall by the Adviser’s ongoing transparency, and look forward to continued high-level of service to benefit the Fund’s shareholders.

The Trustees discussed the nature of Resource Alternative’s operations, the quality of Resource Alternative’s compliance infrastructure and the experience and background of all key personnel of its fund management team. The Board considered the support provided by C-III Capital Partners LLC across all functions of the firm. The Trustees further considered the key risks associated with the Fund’s investment strategy and the policies and procedures adopted by Resource Alternative to mitigate those risks. They also discussed Resource Alternative’s practices for monitoring compliance with the Fund’s investment limitations as well as Resource Alternative’s broker-dealer selection practices and strong best execution analysis. The Trustees concluded that Resource Alternative had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to the continued performance of its duties under the Advisory Agreement. Accordingly, the Board agreed that the nature, overall quality and extent of the management services provided by Resource Alternative to the Fund were satisfactory.

Performance. The Trustees considered the performance of the Fund. They noted that the Fund outperformed its peer group average, Morningstar category average, and S&P/LSTA Leveraged Loan Total Return Index over the 1-year and since inception period ended September 30, 2019. The Board noted that the Fund underperformed its primary peer fund over the 1-year period ended September 30, 2019. The Trustees noted the difficulties of comparing to the Morningstar category average due to the wide range of strategies contained within the category, but agreed that, since inception, returns had been strong. The Trustees expressed their appreciation for the performance and the careful, thoughtful and professional manner in which Resource Alternative implemented the strategy. They reasoned that Resource Alternative was managing the Fund’s portfolio in accordance with prospectus guidelines and concluded that the Fund’s performance was satisfactory.

Fees and Expenses. The Board noted that Resource Alternative charges a 1.85% annual advisory fee based on the average net assets of the Fund, and that while the fee was above average of the Fund’s peer group, the fee was within the ranges of the Fund’s immediate peer group and the larger Morningstar category. With respect to the Fund’s expenses, the Board noted that while it was above the averages of its peers, it fell within the range of the group. The Trustees further noted the expense cap in place, and after further discussion, agreed that the Fund’s advisory fee was not unreasonable.

Semi-Annual Report | March 31, 2020	31

Resource Credit Income Fund	Additional Information

March 31, 2020 (Unaudited)

Economies of Scale. The Trustees considered whether the Adviser had realized material economies of scale with respect to the management of the Fund. They considered that Resource Alternative reported that it had not yet received material benefits related to economies of scale, but that such economies may be realized as the Fund grows. After further discussion, the Trustees concluded that the absence of breakpoints at this time was acceptable, but that economies of scale would be revisited in the future if the Fund grows materially in size.

Profitability and Indirect Benefits. The Trustees reviewed the profitability analysis provided by Resource Alternative and noted that Resource Alternative had estimated that it incurred a loss over the past fiscal year from its work with the Fund, due in part to its participation in the Fund’s fee waiver and expense limitation arrangement. The Trustees acknowledged indirect benefits received by the Adviser related to compensation paid to its affiliates for compliance and distribution services. The Board agreed that such compensation was appropriate for the services received. The Board further acknowledged that the firm was not making a profit on the Fund and accordingly, concluded excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from Resource Alternative as the Board of the Fund believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of the Fund.

32	www.resourcealts.com

Resource Credit Income Fund	Privacy Notice

March 31, 2020 (Unaudited)

Rev. 5/2015

FACTS	WHAT DOES RESOURCE CREDIT INCOME FUND DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	▪ Social Security number ▪ Assets ▪ Retirement Assets ▪ Transaction History ▪ Checking Account Information	▪ Purchase History ▪ Account Balances ▪ Account Transactions ▪ Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Resource Credit Income Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information		Does Resource Credit Income Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus		Yes	No
For our marketing purposes – to offer our products and services to you		No	We don’t share
For joint marketing with other financial companies		No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences		No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness		No	We don’t share
For non-affiliates to market to you		No	We don’t share

Questions?	Call 1-855-747-9559

Semi-Annual Report | March 31, 2020	33

Resource Credit Income Fund	Privacy Notice

March 31, 2020 (Unaudited)

Who we are
Who is providing this notice?	Resource Credit Income Fund
What we do
How does Resource Credit Income Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Resource Credit Income Fund collect my personal information?

We collect your personal information, for example, when you

▪      Open an account

▪      Provide account information

▪      Give us your contact information

▪      Make deposits or withdrawals from your account

▪      Make a wire transfer

▪      Tell us where to send the money

▪      Tells us who receives the money

▪      Show your government-issued ID

▪      Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

▪      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪      Affiliates from using your information to market to you

▪      Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Resource Credit Income Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Resource Credit Income Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Resource Credit Income Fund doesn’t jointly market.

34	www.resourcealts.com

This Page Intentionally Left Blank

INVESTMENT ADVISER

Resource Alternative Advisor, LLC
717 Fifth Avenue, 14th Floor

New York, New York 10022

DISTRIBUTOR

ALPS Distributors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, Pennsylvania 19103

Must be accompanied or preceded by a Prospectus.

ALPS Distributors, Inc. is the Distributor for Resource Credit Income Fund.

Item 2.  Code of Ethics.

Not applicable to this report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Investments.

(a)        The schedule of investments is included as part of the Reports to Shareholders filed under Item 1 of this report.

(b)        Not applicable to the Registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)        Not applicable to this report.

(b)        Not applicable to this report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, the Registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE CREDIT INCOME FUND

By:	/s/Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	June 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	June 1, 2020

By:	/s/ Brian Hawkins
Brian Hawkins
Treasurer (Principal Financial Officer)

Date:	June 1, 2020